UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

374WATER INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

374WATER INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 15, 2025

	DATE:	MONDAY, DECEMBER 15, 2025
	TIME:	9:00 A.M. EASTERN TIME
	LOCATION:	HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/SCWO2025SGM
HOW TO REQUEST PAPER OR E-MAIL COPIES OF OUR MATERIALS
PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/SCWO AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	E-MAIL: PROXY-ID@EQUINITI.COM INCLUDE YOUR CONTROL ID IN YOUR E-MAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS, CONSISTING OF THE PROXY STATEMENT AND THE PROXY CARD, AVAILABLE TO YOU ON THE INTERNET AND IS NOT A FORM OF VOTING. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/SCWO

IF YOU WANT TO RECEIVE A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BY NOVEMBER 30, 2025. IF YOU DO NOT MAKE THE REQUEST BY NOVEMBER 30, 2025, YOU WILL NOT RECEIVE A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/SCWO UNTIL 11:59 PM EASTERN TIME DECEMBER 14, 2025.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:
1.

TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO, AT THE DISCRETION OF THE COMPANY’S BOARD OF DIRECTORS, EFFECT A REVERSE STOCK SPLIT WITH RESPECT TO OUR ISSUED AND OUTSTANDING COMMON STOCK, INCLUDING ANY COMMON STOCK HELD BY THE COMPANY AS TREASURY SHARES, AT ANY TIME PRIOR TO OR ON DECEMBER 26, 2025, AT A RATIO OF 1-FOR-8 TO 1-FOR-20 (THE “RANGE”), WITH THE RATIO WITHIN SUCH RANGE TO BE DETERMINED AT THE DISCRETION OF THE COMPANY’S BOARD OF DIRECTORS (OR ANY OF ITS DELEGATED AUTHORIZED PERSONS) WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS;

2.

TO AUTHORIZE AN ADJOURNMENT OR ADJOURNMENTS OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1; AND

3.	SUCH OTHER BUSINESS AS MAY ARISE AND THAT MAY PROPERLY BE CONDUCTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE SPECIAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 24, 2025 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE SPECIAL MEETING AND TO VOTE THE SHARES OF THE COMPANY’S COMMON STOCK, PAR VALUE $.0001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

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374WATER INC. C/O ISSUER DIRECT COMPLIANCE 1110 CENTRE POINT CURVE STE 101 MENDOTA HEIGHTS MN 55120	FIRST-CLASS MAIL US POSTAGE PAID DURHAM NC PERMIT # 302

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

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